Exhibit 10.9

FIRST AMENDMENT TO SUBLEASE AGREEMENT

This First Amendment to Sublease Agreement (this “Amendment”) is made and entered into on this 26th day of September, 2012, by and between SAMSON INVESTMENT COMPANY, a Nevada corporation having its office at Samson Plaza, 2 West 2nd Street, Tulsa, OK 74103 (“Samson”), and JD ROCKIES RESOURCES LIMITED, a Delaware corporation having its office at 5555 San Felipe, Suite 620, Houston, Texas 77056 (“JDR”).

Recitals

WHEREAS, Samson and JDR are parties to that certain Sublease Agreement dated as of March 29, 2012, between Samson and JDR (the “Agreement”); and

WHEREAS, Samson and JDR desire to amend the Agreement in accordance with the terms hereof.

NOW THEREFORE, for and in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Samson and JDR agree to amend the Agreement as follows:

1. Section 1 of the Agreement is hereby deleted in its entirety and is replaced with the following:

“1.	Sublease

Samson does hereby agree to let, lease and demise unto JDR, that certain real estate described as follows: four (4) individual offices to be designated by Samson, and comprising of approximately 800 sq. ft of combined office space, located in Samson’s headquarters at 2 West 2nd Street, Tulsa, OK 74103, together with the right to use common areas as may be owned or leased by Samson (“Subleased Premises”). Additionally, Samson will make parking arrangements for the benefit of JDR’s employees at parking lots, garages and locations the same or similar to those provide to Samson’s own employees.”

2.	Except as set forth in this Amendment, the Agreement is not hereby altered and shall otherwise remain in full force and effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

Samson:

SAMSON INVESTMENT COMPANY

By:	/s/ Michael G. Daniel
Name: Michael G. Daniel
Title: Vice President – General Counsel

JDR:

JD ROCKIES RESOURCES LIMITED

By:	/s/ Toshiyuki Mori
Name: Toshiyuki Mori
Title: President